UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2025

AMERICAN BATTERY TECHNOLOGY COMPANY
(Exact name of registrant as specified in its charter)

Nevada	001-41811	33-1227980
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

100 Washington Street, Suite 100 Reno, NV	89503
(Address of principal executive offices)	(Zip Code)

(775) 473-4744

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	ABAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 13, 2025, American Battery Technology Company (the “Company”) held its 2025 annual meeting of shareholders (the “Annual Meeting”). Present at the Annual Meeting virtually or by proxy were the holders of 67,552,732 shares of common stock of the Company out of a total of 118,046,888 shares of common stock issued, outstanding and entitled to vote, as of the close of business on September 15, 2025, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.

At the Annual Meeting, the following proposals, each as described further in the Proxy Statement, were voted upon by the Company’s shareholders.

1.	The shareholders elected the following five directors to hold office until the Company’s next annual meeting of shareholders or until their successors are duly elected and qualified, subject to prior death, resignation, or removal. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Ryan Melsert	24,115,014	773,578	42,664,140
Elizabeth Lowery	20,396,978	4,491,614	42,664,140
Susan Yun Lee	18,319,402	6,569,190	42,664,140
D. Richard (Rick) Fezell	20,427,055	4,461,537	42,664,140
Lavanya Balakrishnan	24,128,473	760,119	42,664,140

2.	The shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2026. The voting results were as follows:

Votes For	Votes Against	Abstentions
66,024,689	738,289	789,754

Item 7.01 Regulation FD Disclosure.

The Company made a presentation at the Annual Meeting. The Company is making such presentation available to its shareholders by furnishing the presentation as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

The information in this Item 7.01 of this Report (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Item 7.01 of this Report will not be deemed an admission as the materiality of any information in this Item 7.01 that is required to be disclosed solely by Regulation FD.

The text included with this Item 7.01 of this Report will be available on our website located at www.americanbatterytechnology.com, although we reserve the right to discontinue that availability at any time.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	American Battery Technology Company Annual Meeting Presentation

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BATTERY TECHNOLOGY COMPANY

Date: November 17, 2025	By:	/s/ Ryan Melsert
Ryan Melsert
Chief Executive Officer